Accrued Interest Date:                                 Collection Period Ending:
27-Jan-03                                                            31-Jan-03
Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A          Period # 21
25-Feb-03                    ------------------------------


------------------------------------------------------------------------------------------------------------------

Balances
------------------------------------------------------------------------------------------------------------------

                                                       Initial       Period End
     Receivables                                $1,489,992,840     $567,291,011
     Pre-Funding Account                           $99,965,067               $0
     Capitalized Interest Account                   $1,045,665               $0
     Reserve Account                               $22,349,893      $14,182,275
     Yield Supplement Overcollateralization         $8,157,907       $2,521,782
     Class A-1 Notes                              $329,000,000               $0
     Class A-2 Notes                              $448,000,000               $0
     Class A-3 Notes                              $499,000,000     $258,969,229
     Class A-4 Notes                              $274,000,000     $274,000,000
     Class B Notes                                 $31,800,000      $31,800,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding            $606,347,286
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal         $20,845,127
           Receipts of Pre-Paid Principal          $17,481,907
           Liquidation Proceeds                       $331,737
           Principal Balance Allocable to
            Gross Charge-offs                         $397,504
           Release from Pre-Funding Account                 $0
        Total Receipts of Principal                $39,056,275

        Interest Distribution Amount
           Receipts of Interest                     $3,190,362
           Servicer Advances                          $636,587
           Reimbursement of Previous
            Servicer Advances                               $0
           Accrued Interest on
            Purchased Receivables                           $0
           Recoveries                                  $35,394
           Capitalized Interest Payments                    $0
           Net Investment Earnings                     $17,346
        Total Receipts of Interest                  $3,879,689

        Release from Reserve Account                        $0

     Total Distribution Amount                     $42,538,459

     Ending Receivables Outstanding               $567,291,011

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed
       Previous Servicer Advance                     $2,342,233
     Current Period Servicer Advance                   $636,587
     Current Reimbursement of
       Previous Servicer Advance                             $0
     Ending Period Unreimbursed
       Previous Servicer Advances                     $2,978,819

Collection Account
------------------------------------------------------------------------------------------------------------------

     Deposits to Collection Account                $42,538,459
     Withdrawals from Collection Account
        Servicing Fees                                $505,289
        Class A Noteholder Interest Distribution    $2,333,289
        First Priority Principal Distribution               $0
        Class B Noteholder Interest Distribution      $144,690
        Regular Principal Distribution             $38,861,897
        Reserve Account Deposit                             $0
        Unpaid Trustee Fees                                 $0
        Excess Funds Released to Depositor            $693,294
     Total Distributions from Collection Account   $42,538,459





                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
27-Jan-03                                                            31-Jan-03
Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A          Period # 21
25-Feb-03                    ------------------------------


------------------------------------------------------------------------------------------------------------------

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                    $976,407
        Release from Collection Account                 $693,294
     Total Excess Funds Released to the Depositor     $1,669,701

Note Distribution Account
------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account    $41,339,876
     Amount Deposited from the Reserve Account                $0
     Amount Paid to Noteholders                      $41,339,876

Distributions
------------------------------------------------------------------------------------------------------------------


     Monthly Principal Distributable Amount                Current           Ending   Per $1,000     Factor
                                                           Payment           Balance
     Class A-1 Notes                                          $0                $0      $0.00         0.00%
     Class A-2 Notes                                          $0                $0      $0.00         0.00%
     Class A-3 Notes                                 $38,861,897      $258,969,229     $77.88        51.90%
     Class A-4 Notes                                          $0      $274,000,000      $0.00       100.00%
     Class B Notes                                            $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount               Current Payment        Per $1,000
     Class A-1 Notes                                          $0             $0.00
     Class A-2 Notes                                          $0             $0.00
     Class A-3 Notes                                  $1,166,505             $2.34
     Class A-4 Notes                                  $1,166,783             $4.26
     Class B Notes                                      $144,690             $4.55



Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------

                                                           Prior Period      Current  Per $1,000
                                                           Carryover         Payment
     Class A-1 Interest Carryover Shortfall                   $0                $0         $0
     Class A-2 Interest Carryover Shortfall                   $0                $0         $0
     Class A-3 Interest Carryover Shortfall                   $0                $0         $0
     Class A-4 Interest Carryover Shortfall                   $0                $0         $0
     Class B Interest Carryover Shortfall                     $0                $0         $0


Receivables Data
------------------------------------------------------------------------------------------------------------------

                                                             Beginning Period     Ending Period
     Number of Contracts                                               40,978            39,535
     Weighted Average Remaining Term                                    31.73             30.84
     Weighted Average Annual Percentage Rate                            7.57%             7.57%

     Delinquencies Aging Profile End of Period                  Dollar Amount        Percentage
        Current                                                  $497,703,261            87.73%
        1-29 days                                                 $55,033,432             9.70%
        30-59 days                                                $11,276,268             1.99%
        60-89 days                                                 $2,007,624             0.35%
        90-119 days                                                  $512,287             0.09%
        120+ days                                                    $758,140             0.13%
        Total                                                    $567,291,011           100.00%
        Delinquent Receivables +30 days past due                  $14,554,318             2.57%






                                  Page 2 of 3

Accrued Interest Date:                                 Collection Period Ending:
27-Jan-03                                                            31-Jan-03
Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A          Period # 21
25-Feb-03                    ------------------------------


------------------------------------------------------------------------------------------------------------------

     Charge-offs
        Gross Principal Charge-Offs for Current Period            $397,504
        Recoveries for Current Period                              $35,394
        Net Losses for Current Period                             $362,111

        Cumulative Realized Losses                              $5,897,564


     Repossessions                                           Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance        $2,035,627               102
        Ending Period Repossessed Receivables Balance           $2,317,666               119
        Principal Balance of 90+ Day Repossessed Vehicles         $370,497                19



Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                           $2,716,160
     Beginning Period Amount                                    $2,716,160
     Ending Period Required Amount                              $2,521,782
     Current Period Release                                       $194,378
     Ending Period Amount                                       $2,521,782
     Next Distribution Date Required Amount                     $2,335,066

Capitalized Interest Account
------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                   $0
     Beginning Period Amount                                            $0
     Net Investment Earnings                                            $0
     Current Period Release to Depositor                                $0
     Ending Period Required Amount                                      $0
     Ending Period Amount                                               $0


Pre-Funding Account
------------------------------------------------------------------------------------------------------------------

     Beginning Period Amount                                            $0
     Net Investment Earnings                                            $0
     Release to Servicer for Additional Loans                           $0
     Current Period Release for Deposit to Collection Account           $0
     Ending Period Amount                                               $0

Reserve Account
------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                          $15,158,682
     Beginning Period Amount                                   $15,158,682
     Net Investment Earnings                                       $17,346
     Current Period Deposit                                             $0
     Current Period Release to Collection Account                       $0
     Current Period Release to Depositor                          $976,407
     Ending Period Required Amount                             $14,182,275
     Ending Period Amount                                      $14,182,275





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